February 20, 2015

VIA EDGAR Filing Desk U.S. Securities and Exchange Commission 100 F Street, NE Washington, DC 20549

Re:	Touchstone Funds Group Trust 1940 Act File No. 811-08104 1933 Act File No. 033-70958

Ladies and Gentlemen:

On behalf of Touchstone Funds Group Trust (the “Trust”), and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus dated January 30, 2015, for the Funds of the Trust. The 497(c) is being filed for the sole purpose of submitting the exhibits containing interactive data format risk/return summary information for the Funds.

If you have any questions about this matter please contact Elizabeth Freeman at 617-248-3631.

Very truly yours,
/s/Jill McGruder
Jill McGruder
President